EXHIBIT 99.1

WestRock Announces Consent Solicitation

Relating to the $600,000,000 3.750% Senior Notes due 2025 (the “2025 Notes”)

$750,000,000 4.650% Senior Notes due 2026 (the “2026 Notes”)

$500,000,000 3.375% Senior Notes due 2027 (the “2027 Notes”)

$600,000,000 4.000% Senior Notes due 2028 (the “2028 Notes”)

and

$750,000,000 4.900% Senior Notes due 2029 (the “2029 Notes”, and together with the 2025 Notes, the 2026 Notes, the 2027 Notes and the 2028 Notes, the “Notes”)

WestRock Company (“WestRock”) announced today that its wholly-owned subsidiary WRKCo Inc. (the “Issuer”) commenced a consent solicitation through which it is soliciting consents (“Consents”) from registered holders (“Holders”) of the Notes (the “Consent Solicitation”) to amend certain terms of the indentures governing the respective Notes (each, an “Indenture” and together, the “Indentures”). The terms and conditions of the Consent Solicitation are set forth in a consent solicitation statement dated as of September 20, 2023 (as it may be amended and supplemented from time to time, the “Consent Solicitation Statement”). Adoption of the proposed amendments with respect to the applicable Indenture for each series of Notes requires the Consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Notes of such series.

The purpose of the Consent Solicitation is to obtain Consents from the Holders to (i) amend the definition of “Change of Control” applicable for the relevant series of the Notes under the Indentures to add an exception for the previously disclosed proposed business combination of WestRock and the Smurfit Kappa group (the “Merger”) announced by WestRock on September 12, 2023, pursuant to the transaction agreement entered into on September 12, 2023, by and among, inter alios, Smurfit Kappa Group plc, a public limited company incorporated in Ireland (“SKG”), and WestRock (the “Transaction Agreement”); and (ii) make any other changes of a technical or conforming nature to the Indentures necessary or desirable for the implementation of the proposed amendment above.

The Consent Solicitation will expire at 5:00 p.m., New York time, on September 26, 2023, unless the Consent Solicitation is extended or earlier terminated by the Issuer for any or all series of the Notes in its sole discretion (the “Expiration Time”). The proposed amendments will be effected by way of supplemental indentures to the relevant Indentures. A Holder may validly revoke its Consent with respect to a series of Notes prior to the earlier of the Expiration Time and the time of execution of the relevant supplemental indenture, as described in the Consent Solicitation Statement (the “Revocation Deadline”). If the proposed amendments become effective with respect to any series of Notes, they will be binding on all Holders of such series of Notes and their transferees whether or not such Holders have consented to the proposed amendments.

Holders who have validly delivered their Consent for any series of Notes prior to the Expiration Time, and who have not validly revoked such Consent prior to the Revocation Deadline, will be eligible to receive a payment equal to $1.50 per $1,000 aggregate principal amount of the relevant series of Notes with respect to which such Consent has been delivered (the “Consent Payment”). The Consent Payment will only be made if the conditions precedent applicable to the Consent Solicitation with respect to the relevant Notes are satisfied or waived. SKG shall be responsible for the payment of the Consent Payment and for any other fees and expenses in connection with the Consent Solicitation.

Holders who have validly delivered their Consents prior to the Expiration Time but who have validly revoked their Consents prior to the Revocation Deadline will not be eligible to receive the Consent Payment unless they validly deliver their Consents again prior to such Expiration Time, and do not validly revoke their Consents again prior to the Revocation Deadline.

The Issuer with respect to any or all series of its Notes may, in its sole discretion, terminate, extend or amend the Consent Solicitation and the deadlines thereunder. The Issuer has retained Citigroup Global Markets Inc. to act as solicitation agent. Kroll Issuer Services Limited will act as tabulation agent and information agent for the Consent Solicitation. Requests for documents may be directed to Kroll Issuer Services Limited at +44 20 7704 0880 or by email to smurfit@is.kroll.com. Questions regarding the Consent Solicitation may be directed to Citigroup Global Markets Inc. at +1 (800) 558-3745 or by email to ny.liabilitymanagement@citi.com.

This announcement is for information purposes only and does not constitute an offer to purchase any of the Notes or a solicitation of an offer to sell any of the Notes and shall not be deemed to be an offer to purchase or a solicitation of an offer to sell any securities of the Issuer, or its respective subsidiaries or affiliates. The Consent Solicitation is only being made pursuant to the terms of the Consent Solicitation Statement. No recommendation is being made as to whether Holders should consent to the proposed amendments. The Consent Solicitation is not being made in any jurisdiction in which, or to or from any person to or from whom, it is unlawful to make such solicitation under applicable state or foreign securities or “blue sky” laws.

Inquiries:

Investors:

Robert Quartaro

Senior Vice President, Investor Relations

T: +1 470 328 6979

E: robert.quartaro@westrock.com

Media:

Robby Johnson

Senior Manager, Corporate Communications

T: +1 470 328 6397

E: robby.b.johnson@westrock.com

Information Regarding Forward-Looking Statements

This communication contains forward-looking statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally include statements regarding the Merger between WestRock and SKG, including any statements regarding the Consent Solicitation, the Merger and the listing of the combined company (“Smurfit WestRock”), the rationale and expected benefits of the Merger (including, but not limited to, synergies), and any other statements regarding WestRock’s and SKG’s future expectations, beliefs, plans, objectives, results of operations, financial condition and cash flows, or future events or performance. Forward-looking statements can sometimes be identified by the use of forward-looking terms such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “potential,” “seeks,” “aims,” “projects,” “predicts,” “is optimistic,” “intends,” “plans,” “estimates,” “targets,” “anticipates,” “continues” or other comparable terms or negatives of these terms or other variations or comparable terminology or by discussions of strategy, plans, objectives, goals, future events or intentions, but not all forward-looking statements include such identifying words.

Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. We can give no assurance that such plans, estimates or expectations will be achieved and therefore, actual results may differ materially from any plans, estimates or expectations in such forward-looking statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include: a condition to the closing of the Merger may not be satisfied; the occurrence of any event that can give rise to termination of the Merger; a regulatory approval that may be required for the Merger is delayed, is not obtained in a timely manner or at all or is obtained subject to conditions that are not anticipated; SKG is unable to achieve the synergies and value creation contemplated by the Merger; Smurfit WestRock’s availability of sufficient cash to distribute to its shareholders in line with current expectations; SKG is unable to promptly and effectively integrate WestRock’s businesses; management’s time and attention is diverted on issues related to the Merger; disruption from the Merger makes it more difficult to maintain business, contractual and operational relationships; credit ratings decline following the Merger; legal proceedings are instituted against SKG, WestRock or Smurfit WestRock are unable to retain or hire key personnel; the announcement or the consummation of the Merger has a negative effect on the market price of the capital stock of SKG or WestRock or on SKG or WestRock’s operating results; evolving legal, regulatory and tax regimes; changes in economic, financial, political and regulatory conditions, in Ireland, the United Kingdom, the United States and elsewhere, and other factors that contribute to uncertainty and volatility, natural and man-made disasters, civil unrest, pandemics (e.g., the coronavirus (COVID-19) pandemic (the “COVID-19 pandemic”)), geopolitical uncertainty, and conditions that may result from legislative, regulatory, trade and policy changes associated with the current or subsequent Irish, U.S. or U.K. administrations; the ability of SKG or WestRock to successfully recover from a disaster or other business continuity problem due to a hurricane, flood, earthquake, terrorist attack, war, pandemic, security breach, cyber-attack, power loss, telecommunications failure or other natural or man-made event, including the ability to function remotely during long-term disruptions such as the COVID-19 pandemic; the impact of public health crises, such as pandemics (including the COVID-19 pandemic) and epidemics and any related company or governmental policies and actions to protect the health and safety of individuals or governmental policies or actions to maintain the functioning of national or global economies and markets; actions by third parties, including government agencies; the risk that disruptions from the Merger will harm SKG’s or WestRock’s business, including current plans and operations; certain restrictions during the pendency of the Merger that may impact SKG’s or WestRock’s ability to pursue certain business opportunities or strategic transactions; SKG’s or WestRock’s ability to meet expectations regarding the accounting and tax treatments of the Merger; the risks and uncertainties discussed in the “Risks and Uncertainties” section in SKG’s reports available on the National Storage Mechanism at https://data.fca.org.uk/#/nsm/nationalstoragemechanism and on its website at https://www.smurfitkappa.com/investors; and the risks and uncertainties discussed in the “Risk Factors” and “Information Regarding Forward-Looking Statements” sections in WestRock’s reports filed with the Securities and Exchange Commission (the “SEC”). These risks, as well as other risks associated with the Merger, will be more fully discussed in the proxy statement/prospectus, the shareholder circular, the UK listing prospectus and the other relevant materials filed with the SEC and applicable securities regulators in the United Kingdom. The list of factors presented here should not be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. We caution you not to place undue reliance on any of these forward-looking statements as they are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, the actual results of operations, financial condition and liquidity, and the development of new markets or market segments in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this communication. Except as required by law, none of SKG, WestRock or Smurfit WestRock assume any obligation to update or revise the information contained herein, which speaks only as of the date hereof.